UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 30, 2025

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 30, 2025 (the “Closing Date”), Rocket Companies, Inc. (the “Company”) completed the previously announced simplification of its organizational and capital structure pursuant to that certain Transaction Agreement, dated as of March 9, 2025 (as amended on April 7, 2025, the “Transaction Agreement”), by and among the Company, Rock Holdings Inc., a Michigan corporation (“RHI”), Eclipse Sub, Inc., a Michigan corporation and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), Rocket GP, LLC, a Michigan limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub 2”), Mr. Daniel Gilbert, its founder and Chairman, and RHI II, LLC, a Michigan limited liability company and a direct wholly owned subsidiary of RHI (“RHI II”). As a result of the completion of the simplification, the Company collapsed its “Up-C” structure, eliminated its high-vote / low-vote structure and reduced its classes of common stock from four to two (the “Up-C Collapse”). In addition to simplifying the Company’s organizational structure and creating a clearer corporate profile, the Up-C Collapse will improve the Company’s ability to use its common stock as acquisition currency in acquisition transactions, including the previously announced acquisition of Redfin Corporation (“Redfin” and, such acquisition, the “Redfin Acquisition”) and the previously announced acquisition of Mr. Cooper Group Inc. (“Mr. Cooper” and, such acquisition, the “Mr. Cooper Acquisition” and, together with the Up-C Collapse and the Redfin Acquisition, the “Transactions”), and enhance equity liquidity.

The consummation of the Up-C Collapse was a condition to closing of the Redfin Acquisition and a condition to closing of the Mr. Cooper Acquisition. The consummation of the Redfin Acquisition and the consummation of the Mr. Cooper Acquisition each remain subject to certain other customary closing conditions.

In connection with the Up-C Collapse and pursuant to the terms of the Transaction Agreement, among other things:

•	RHI effected an internal reorganization pursuant to which RHI contributed all assets and liabilities of RHI (other than its common limited liability company interests (“Holdings LLC Units”) in Rocket, LLC (“Holdings LLC”), its shares of Class D common stock, par value $0.00001 (“Class D Common Stock”) and equity interests in each of Rocket Community Fund, LLC, Woodward Insurance Holdings LLC and Woodward Insurance LLC) to RHI II and distributed the interests in RHI II to the holders of voting common shares of RHI, par value $0.01 per share (“RHI Shares”);

•	the Company effected an internal reorganization pursuant to which the separate existence of Holdings LLC ceased, Rocket Limited Partnership (“Holdings LP”) continued as the surviving entity and each issued and outstanding Holdings LLC Unit was exchanged for a number of fully paid and nonassessable partnership units of Holdings LP (“Holdings LP Units”);

•	the Company amended its certificate of incorporation to authorize the Company’s new Class L common stock, par value $0.00001 (the “Class L Common Stock”);

•	the Company acquired RHI through a series of two mergers, pursuant to which (a) Merger Sub 1 merged with and into RHI, with RHI as the surviving entity, and each holder of RHI Shares received a number of shares of Class L Common Stock equal to (1) the number of RHI Shares held by such RHI shareholder multiplied by (2) the ratio of the number of shares of Class D Common Stock owned by RHI to the number of all outstanding RHI Shares, which was approximately 56.54 shares of Class L Common Stock per each RHI Share (the “First Merger” and the time at which the First Merger became effective, the “First Merger Effective Time”), and (b) RHI merged with and into Merger Sub 2, with Merger Sub 2 as the surviving entity (the “Second Merger” and the time at which the Second Merger became effective, the “Second Merger Effective Time”);

•	in the First Merger, each RHI Share was exchanged for the right to receive a number of fully paid and nonassessable shares of Class L Common Stock. As a result, RHI’s equityholders, directors and officers ceased to own RHI Shares. In the Second Merger, each RHI Share was converted into a substantially equivalent equity interest in Merger Sub 2;

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•	following the Second Merger (the “DG Exchange Effective Time”), (i) Mr. Gilbert contributed and transferred to the Company his Holdings LP Units and shares of Class D Common Stock held by Mr. Gilbert for the issuance to Mr. Gilbert of a number of fully paid and nonassessable shares of Class L Common Stock on a one-to-one basis (the “DG Exchange”) and (ii) the Company contributed the Holdings LP Units received in the DG Exchange to Merger Sub 2;

•	the Company and RHI II entered into the Indemnity Agreement (as defined below), pursuant to which, among other things, RHI II will indemnify the Company for RHI’s liabilities that are not related to the Company’s business;

•	the Company and Mr. Gilbert entered into the Letter Agreement (as defined below) for the purpose of preserving certain of the information rights and other rights provided for in the Exchange Agreement (as defined below); and

•	the Exchange Agreement was terminated and the Tax Receivable Agreement and the A&R Limited Partnership Agreement (each as defined below) were amended.

Subject to certain limited exceptions as provided in the Company’s certificate of incorporation, Mr. Gilbert and the other RHI shareholders are prohibited from transferring or otherwise disposing of (a) any shares of Class L Common Stock prior June 30, 2026 and (b) 50% of the shares of Class L Common Stock prior to June 30, 2027 (all such periods together, the “Lock-Up Periods”). Following June 30, 2027, no shares of Class L Common Stock will be subject to a Lock-Up Period. Additionally, the Company’s certificate of incorporation following the Up-C Collapse provides that, at any time when the aggregate voting power of the outstanding Class L Common Stock is equal to or greater than 79% of the total voting power of the Company’s outstanding stock, the number of votes per share of each share of Class L Common Stock will be reduced such that the aggregate voting power of all such Class L Common Stock is equal to 79%. Following the expiration or waiver of the applicable Lock-Up Period, each share of Class L Common Stock (i) may be converted at any time, at the option of the holder, into one share of Class A Common Stock and (ii) will automatically convert into one share of Class A Common Stock immediately prior to any transfer of such share, except for certain permitted transfers as described in the Company’s certificate of incorporation. In addition, upon the later to occur of (A) June 30, 2027 and (B) the date that the outstanding shares of Class L Common Stock no longer represent at least 79% of the total voting power of the issued and outstanding shares of our common stock, all shares of Class L Common Stock will automatically convert to newly issued shares of Class A Common Stock.

For more information about the Up-C Collapse, refer to the information statement pursuant to Schedule 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2025.

Item 1.01	Entry into a Material Definitive Agreement.

Tax Receivable Agreement Amendment

On August 5, 2020, the Company, Mr. Gilbert, RHI and RHI II entered into the Tax Receivable Agreement (the “Tax Receivable Agreement”), which provides for the payment by the Company to RHI and Mr. Gilbert (or their transferees of Holdings LLC Units or other assignees) of certain cash savings, if any, in certain U.S. federal, state and local income tax or franchise taxes that the Company actually realizes.

On the Closing Date, the Company, Mr. Gilbert, RHI and RHI II entered into Amendment No. 1 to Tax Receivable Agreement, dated June 30, 2025 (the “Tax Receivable Agreement Amendment”) to provide, among other things, that the terms of the Tax Receivable Agreement, by and among those parties, will not apply to any exchanges, including, for the avoidance of doubt, the DG Exchange, that occur, or are deemed to occur, on or

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following the date of the Transaction Agreement. The Tax Receivable Agreement Amendment provides that the DG Exchange will not generate any payments under the Tax Receivable Agreement.

The Up-C Collapse did not constitute a change of control or an early termination under the Tax Receivable Agreement. Payments under the Tax Receivable Agreement will continue to be made with respect to exchanges that occurred before the date of the Transaction Agreement and no changes were made to the methodology for calculating payments under the Tax Receivable Agreement with respect to such exchanges.

The foregoing description of the Tax Receivable Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Tax Receivable Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Joinder to the Tax Receivable Agreement

On the Closing Date, RHI II executed a joinder to become a party to the Tax Receivable Agreement (the “Joinder to the Tax Receivable Agreement”).

The foregoing description of the Joinder to the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Joinder to the Tax Receivable Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Indemnity Agreement

On the Closing Date, the Company and RHI II entered into the Indemnity Agreement, dated June 30, 2025 (the “Indemnity Agreement”), pursuant to which among other things, RHI II will indemnify the Company for liabilities of RHI that are not related to the Company’s business and certain other matters.

The foregoing description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnity Agreement, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Amended and Restated Limited Partnership Agreement

Pursuant to the Transaction Agreement, on the Closing Date, the Company completed an internal reorganization pursuant to which, among other things, the separate existence of Holdings LLC ceased, Holdings LP continued as the surviving entity and Merger Sub 2 became the general partner of Holdings LP. On the Closing Date, Merger Sub 2, as general partner of Holdings LP, amended and restated the Limited Partnership Agreement of Holdings LP (the “A&R Limited Partnership Agreement”) to reflect the internal reorganization, admit each of Rocket LP, LLC (“Rocket Sub”), RHI and Mr. Gilbert as a partner and to provide for certain other matters. In connection with the Up-C Collapse and pursuant to the Transaction Agreement, the Company caused Merger Sub 2, in its capacity as the general partner of Holdings LP, to waive all transfer restrictions under the A&R Limited Partnership Agreement with respect to the DG Exchange.

The foregoing description of the A&R Limited Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Limited Partnership Agreement, which is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Second Amended and Restated Limited Partnership Agreement

On the Closing Date, Merger Sub 2 and Rocket Sub amended and restated the A&R Limited Partnership Agreement (the “Second A&R Limited Partnership Agreement”) to remove provisions that are no longer relevant following the Up-C Collapse given that Holdings LP became the Company’s wholly owned subsidiary.

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The foregoing description of the Second A&R Limited Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Limited Partnership Agreement, which is attached hereto as Exhibit 10.5 and is incorporated by reference herein.

Letter Agreement

On the Closing Date, the Company and Mr. Gilbert entered into a letter agreement (the “Letter Agreement”) for the purpose of preserving certain information rights and the consent right over amending the corporate opportunities provision in the name of RHI II provided for in the Exchange Agreement.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

On the Closing Date, the Company terminated the Exchange Agreement, dated as of August 5, 2020 (the “Exchange Agreement”), by and among the Company, RHI, Mr. Gilbert and Holdings LP (as successor in interest to Holdings LLC). Pursuant to the Exchange Agreement, each of RHI and Mr. Gilbert (or certain transferees thereof) had the right to exchange its or his Holdings LLC Units (along with corresponding shares of Class D Common Stock or the Company’s Class C common stock, par value $0.00001 (“Class C Common Stock”)), for, at the Company’s option (as the sole managing member of Holdings LLC), (i) shares of the Company’s Class B common stock, par value $0.00001 (“Class B Common Stock”) or the Company’s Class A common stock, par value $0.00001 (“Class A Common Stock”), as applicable, on a one-to-one basis or (ii) cash from a substantially concurrent public offering or private sale (based on the price of Class A Common Stock in such public offering or private sale), subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. The termination of the Exchange Agreement is retroactively effective as of March 9, 2025, the date of the Transaction Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Explanatory Note and in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Transaction Agreement, on the Closing Date, prior to the First Merger Effective Time, the Company amended and restated its certificate of incorporation (the “Charter Amendment”) to, among other things, authorize the issuance, and provide the terms of, a new class of Class L Common Stock, to eliminate the Class B Common Stock and Class C Common Stock, and to update the corporate opportunity waiver so that it applies to RHI II or any officer, director, member, partner or employee of RHI II and its affiliates instead of RHI or any officer, director, member, partner or employee of RHI. In addition, the Charter Amendment included a provision stating that any shares of Class D Common Stock that are acquired by the Company will be retired and will not be reissued. The references to the Class D Common Stock were included in the Charter Amendment solely because the Charter Amendment was filed and effective for a period of time before the previously outstanding shares of Class D Common Stock were exchanged, and thus the references to the Class D Common Stock in the Charter Amendment were necessary solely to effect the transactions contemplated by the Up-C Collapse.

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On the Closing Date, following the DG Exchange Effective Time, the Company filed a certificate of retirement with the Delaware Secretary of State stating, among other things, that all shares of Class D Common Stock may not be reissued and have been retired, and therefore, in accordance with Section 243 of the General Corporation Law of the State of Delaware, all references to the Class D Common Stock in the Charter Amendment were deemed to be eliminated.

On the Closing Date, following the filing of the certificate of retirement discussed in the immediately prior paragraph, the Company filed a restated certificate of incorporation (the “Restated Charter”) with the Delaware Secretary of State. The Restated Charter integrates the effectiveness of the certificate of retirement by removing all references to the retired Class D Common Stock from the certificate of incorporation, but it does not amend any provision of the Charter Amendment. The Restated Charter also provides that, at any time when the aggregate voting power of the outstanding Class L Common Stock would be equal to or greater than 79% of the total voting power of the Company’s outstanding stock, the number of votes per share of each share of Class L Common Stock will be reduced such that the aggregate voting power of all such Class L Common Stock is equal to 79%.

The foregoing descriptions of the Charter Amendment and the Restated Charter do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter Amendment and the Restated Charter, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

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Item 9.01	Financial Statements and Exhibits.
(b)	Pro forma financial information.

The Company intends to file the pro forma financial information relating to the Transactions required by this Item 9.01(b) by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of Rocket Companies, Inc., dated as of June 30, 2025
3.2	Restated Certificate of Incorporation of Rocket Companies, Inc., dated as of June 30, 2025
10.1	Tax Receivable Agreement Amendment, dated as of June 30, 2025, by and among Rocket Companies, Inc., RHI and Daniel Gilbert
10.2	Joinder to the Tax Receivable Agreement, dated as of June 30, 2025, by RHI II, LLC
10.3*	Indemnity Agreement, dated as of June 30, 2025 by and between Rocket Companies, Inc. and RHI II, LLC
10.4*	Amended and Restated Limited Partnership Agreement of Rocket Limited Partnership, dated as of June 30, 2025
10.5*	Second Amended and Restated Limited Partnership Agreement of Rocket Limited Partnership, dated as of June 30, 2025
10.6	Letter Agreement, dated as of June 30, 2025, between Rocket Companies, Inc. and Dan Gilbert
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements

On March 9, 2025, the Company entered into that Agreement and Plan of Merger (the “Rocket/Redfin Merger Agreement”) by and among the Company, Neptune Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company and Redfin, pursuant to which the Company agreed to acquire Redfin. On March 31, 2025, the Company entered into that Agreement and Plan of Merger by and among the Company, Maverick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company, Maverick Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company and Mr. Cooper, pursuant to which the Company agreed to acquire Mr. Cooper (the “Rocket/Mr. Cooper Merger Agreement” and, together with the Rocket/Redfin Merger Agreement, the “Merger Agreements”). Future financial and operating results; benefits and synergies of the transactions; future opportunities for the combined companies; the conversion of equity interests contemplated by each Merger Agreement; the issuance of common stock of the Company contemplated by each Merger Agreement; the expected timing of the closing of the proposed transactions; the ability of the parties to complete the proposed transactions considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,”

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“will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction between (1) the Company and Mr. Cooper, and (2) the Company and Redfin and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transactions may not be completed in a timely basis or at all, which may adversely affect the Company’s, Mr. Cooper’s and Redfin’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transactions, including stockholder approval by Mr. Cooper’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transactions; (iii) the effect of the announcement, pendency or completion of the proposed transactions on each of the Company’s, Mr. Cooper’s or Redfin’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others with whom the Company, Mr. Cooper or Redfin does business, or on the Company’s, Mr. Cooper’s or Redfin’s operating results and business generally; (iv) that the proposed transactions may divert management’s attention from each of the Company’s, Mr. Cooper’s and Redfin’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transactions or otherwise, including the risk of stockholder litigation in connection with the proposed transactions, or the impact of the proposed transactions thereupon, including resulting expense or delay; (vi) that the Company, Mr. Cooper or Redfin may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of any of the Merger Agreements, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transactions may impact the Company’s, Mr. Cooper’s or Redfin’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the proposed transactions may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transactions; (x) the risk that the anticipated benefits and synergies of the proposed transactions may not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of the Company securities to be issued in the proposed transactions; (xiii) the risk that integration of the Company, Mr. Cooper and Redfin businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the proposed transactions, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transactions on the market price of the common stock of each of the Company, Mr. Cooper and Redfin.

These risks, as well as other risks related to the proposed transactions, are more fully described in the registration statement on Form S-4 (the “Rocket/Cooper Registration Statement”) filed by the Company with the SEC in connection with the proposed transaction between the Company and Mr. Cooper and the registration statement on Form S-4 (the “Rocket/Redfin Registration Statement” and, together with the Rocket/Cooper Registration Statement, the “Registration Statements”) filed by the Company with the SEC in connection with the proposed transaction between the Company and Redfin. While the list of factors presented here and the list of factors to be presented in the Registration Statements are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K and Form 10-K/A, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed by each company.

Important Information for Investors and Stockholders

In connection with the Company’s and Mr. Cooper’s proposed transaction, the Company filed with the SEC the Rocket/Cooper Registration Statement on Form S-4 on April 29, 2025, containing a prospectus and information statement of the Company and a proxy of Mr. Cooper (the “Joint Proxy and Information Statement/Prospectus”). After the Rocket/Cooper Registration Statement has been declared effective by the SEC, the Joint Proxy and Information Statement/Prospectus will be delivered to stockholders of the Company and Mr. Cooper.

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The Company and Mr. Cooper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy and Information Statement/Prospectus or Rocket/Cooper Registration Statement or any other document which the Company or Mr. Cooper may file with the SEC. INVESTORS AND SECURITYHOLDERS OF THE COMPANY AND MR. COOPER ARE URGED TO READ THE ROCKET/COOPER REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS THAT IS PART OF THE ROCKET/COOPER REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MR. COOPER, THE COMPANIES’ PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders of the Company and Mr. Cooper may obtain copies of the Rocket/Cooper Registration Statement and the Joint Proxy and Information Statement/Prospectus, as well as other filings with the SEC that are incorporated by reference into such documents, containing information about the Company and Mr. Cooper, without charge, at the SEC’s website (http://www.sec.gov).

Copies of the documents filed with the SEC by the Company are available free of charge under the SEC Filings heading of the Investor Relations section of the Company’s website at ir.rocketcompanies.com. Copies of the documents filed with the SEC by Mr. Cooper are available free of charge under the SEC Filings heading of the Investor Relations section of Mr. Cooper’s website investors.mrcoopergroup.com.

Participants in the Solicitation

The Company and Mr. Cooper and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Mr. Cooper’s stockholders in respect of the proposed transaction between the Company and Mr. Cooper under the rules of the SEC. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Form 10-K/A Amendment No. 1 (the “Rocket 10-K/A”) filed with the SEC on April 28, 2025, and other documents subsequently filed by the Company with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Rocket 10-K/A have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Rocket 10-K/A and are available at the SEC’s website at http://www.sec.gov. Information regarding Mr. Cooper’s directors and executive officers is available in Mr. Cooper’s Annual Report on Form 10-K for the year ended December 31, 2024 and Mr. Cooper’s proxy statement, dated April 10, 2025, for its 2025 annual meeting of stockholders (the “Mr. Cooper 2025 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”; “Historical Executive Compensation Information”; “Proposal 2: Advisory Vote on Say on Pay” and “Beneficial Ownership” in the Mr. Cooper 2025 Proxy. Any changes in the holdings of Mr. Cooper’s securities by Mr. Cooper’s directors or executive officers from the amounts described in the Mr. Cooper 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Mr. Cooper 2025 Proxy and are available at the SEC’s website at http://www.sec.gov. Additional information regarding the interests of such participants is included in the Rocket/Cooper Registration Statement, containing the Joint Proxy and Information Statement/Prospectus and other relevant materials to be filed with the SEC.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer

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